Exhibit 99.3

DIVIDEND CAPITAL TOTAL REALTY TRUST INC.

Pro Forma Financial Information

(Unaudited)

The following pro forma financial statements have been prepared to provide pro forma information with regards to real estate acquisitions, real estate securities investments and debt related investments made in 2007 and 2008 and the related financing of such transactions as applicable.

The accompanying unaudited pro forma condensed consolidated balance sheet presents our historical financial information as of September 30, 2008, as adjusted for the following transactions that occurred subsequent to September 30, 2008; (i) the acquisition of real properties, (ii) additional secured borrowings and (iii) the issuance and redemption of our common stock and OP Units pursuant to our public and private offerings.

The accompanying unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2008 combines our historical operations with the following transactions that occurred subsequent to December 31, 2007; (i) the acquisition of real properties, (ii) the acquisition of debt related investments, net of principal repayments, (iii) the issuance and redemptions of our common stock pursuant to our public offering, (iv) additional secured borrowings, net of principal repayments and (v) the issuance of OP Units pursuant to our Operating Partnership’s private placement offerings, as if all of these transactions had occurred on January 1, 2007.

The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2007 combines our historical operations with the following transactions that occurred subsequent to December 31, 2006; (i) the acquisition of real properties, (ii) the acquisition of securities and debt related investments, net of principal repayments, (iii) the issuance and redemption of our common stock pursuant to our public offering, (iv) additional secured borrowings, net of principal repayments and (v) the issuance of OP Units pursuant to our Operating Partnership’s private placement offerings, as if all of these transactions had occurred on January 1, 2007.

The unaudited pro forma condensed consolidated financial statements have been prepared by our management based upon our historical financial statements and the historical financial statements of the acquired properties. These pro forma statements may not be indicative of the results that actually would have occurred if these transactions had been in effect on the dates indicated. The accompanying unaudited pro forma condensed consolidated statements of operations do not contemplate certain amounts that are not readily determinable, such as additional general and administrative expenses that are probable or interest income that would be earned on cash balances. The unaudited pro forma financial statements should be read in conjunction with our historical financial statements incorporated by reference in this prospectus.

DIVIDEND CAPITAL TOTAL REALTY TRUST INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2008

(Unaudited)

(In thousands)

	Company Historical (1)	Property Acquisitions and Property-Related Financing Activity		Pro Forma Adjustments		Pro Forma Consolidated
Assets
Net investments in real property	$1,243,856	$128,152	(2)	$—		$1,372,008
Securities and debt related investments	222,334	—		—		222,334
Cash and cash equivalents	541,247	(24,933	)(2)(3)	71,603	(4)(5)(6)	587,917
Other assets, net	73,261	—		—		73,261

Total Assets	$2,080,698	$103,219		$71,603		$2,255,520

Liabilities and Stockholders’ Equity

Liabilities:
Mortgage notes	$627,012	$93,250	(2)(3)	$—		$720,262
Other secured borrowings	35,252	—		(18,392	)(6)	16,860
Financing obligations	91,235	—		13,612	(4)	104,847
Accounts payable and other obligations	69,523	—		—		69,523
Intangible lease liabilities, net	50,900	5,472	(2)	—		56,372

Total Liabilities	873,922	98,722		(4,780)		967,864

Minority Interests	75,539	4,497	(2)	—		80,036

Stockholders’ Equity:
Common stock and additional paid-in-capital, net of selling costs	1,379,720	—		76,383	(5)	1,456,103
Distributions in excess of earnings	(172,698)	—		—		(172,698)
Accumulated other comprehensive loss	(75,785)	—		—		(75,785)

Total Stockholders’ Equity	1,131,237	—		76,383		1,207,620

Total Liabilities and Stockholders’ Equity	$2,080,698	$103,219		$71,603		$2,255,520

The accompanying notes are an integral part of this pro forma condensed consolidated financial statement.

DIVIDEND CAPITAL TOTAL REALTY TRUST INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(Unaudited)

(1)	Reflects our historical condensed consolidated balance sheet as of September 30, 2008. Please refer to our historical condensed consolidated financial statements and notes thereto as incorporated by reference herein.

(2)	Reflects the acquisition of properties acquired subsequent to September 30, 2008, which include (i) the Millennium Financial Center, (ii) the Eden Prairie Office Center and (iii) the Austin-Mueller Health Center. The total expected net investment in real property, including acquisition costs and acquisition fees payable to our Advisor, is expected to be approximately $122.7 million and was paid through a combination of (i) net proceeds from the our public and private offerings, (ii) debt financing, (iii) the assumption of debt and (iv) equity contributions from a third-party joint venture partner. The purchase price allocations for these properties have not been finalized and as such, are subject to final purchase price allocations.

(3)	Between October 1, 2008 and December 29, 2008, the latest practicable date, we obtained approximately $93.3 million in new mortgage debt financing secured by six of our operating properties, which was comprised of five individual mortgage loans. The weighted average stated interest rate of these loans was approximately 6.66%. All of these loans are amortizing and mature in 2016.

(4)	Between October 1, 2008 and December 29, 2008, the latest practicable date, our Operating Partnership received approximately $13.6 million in net proceeds from its private placement offerings during the period from October 1, 2008 and December 29, 2008.

(5)	Capital was raised through our public offering subsequent to September 30, 2008, which was used to fund, in part, the real estate property acquisitions described in the above notes. As such, the estimated net proceeds from the shares that were sold from October 1, 2008 through December 29, 2008, the latest practicable date, are included in the accompanying pro forma condensed consolidated balance sheet. The following table approximates the net proceeds received from our public offering based on a selling price of $10.00 per share and selling costs of 10% of gross proceeds (in thousands):

Shares sold subsequent to September 30, 2008	8,487
Gross proceeds from shares sold	$84,870
Less: Selling costs of shares sold	(8,487)

Approximate net proceeds from October 1, 2008 through December 29, 2008	$76,383

(6)	Between October 1, 2008 and December 29, 2008, the latest practicable date, we repaid certain other borrowings secured by our investment in real estate securities and debt related investments.

DIVIDEND CAPITAL TOTAL REALTY TRUST INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008

(Unaudited)

(In thousands, except per share information)

	Company Historical (1)	Property Acquisitions		Pro Forma Adjustments		Total Pro Forma
REVENUE:
Rental revenue	$82,643	$7,574	(2)	$(420	)(4)	$89,797
Debt related and securities income	20,230	—		1,184	(5)	21,414

Total Revenue	102,873	7,574		764		111,211

EXPENSES:
Rental expense	21,481	1,871	(2)	—		23,352
Depreciation and amortization expense	37,872	—		2,041	(4)	39,913
General and administrative expenses	3,261	—		—		3,261
Asset management fees, related party	8,580	—		537	(6)	9,117

Total Expenses	71,194	1,871		2,578		75,643
Operating Income (Loss)	31,679	5,703		(1,814)		35,568

Other Income (Expenses):
Interest income	9,212	—		—		9,212
Interest expense	(33,197)	—		(4,652	)(7)	(37,849)
Gain (loss) on derivatives	(8,427)	—		—		(8,427)
Gain on extinguishment of debt	9,309	—		—		9,309
Other-than-temporary impairment on securities	(79,441)	—		—		(79,441)

Net Income (Loss) Before Minority Interests	(70,865)	5,703		(6,466)		(71,628)
Minority Interests	2,725	693	(3)	30	(8)	3,448

NET INCOME (LOSS) FROM CONTINUING OPERATIONS	$(68,140)	$6,396		$(6,436)		$(68,180)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	134,075	—		27,437	(9)	161,512

Diluted	137,805	—		30,208	(9)	168,013

NET LOSS FROM CONTINUING OPERATIONS PER COMMON SHARE
Basic	$(0.51)					$(0.42)

Diluted	$(0.51)					$(0.42)

The accompanying notes are an integral part of this pro forma condensed consolidated financial statement.

DIVIDEND CAPITAL TOTAL REALTY TRUST INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

(Unaudited)

(In thousands, except per share information)

	Company Historical (1)	Property Acquisitions		Pro Forma Adjustments		Total Pro Forma
REVENUE:
Rental revenue	$70,424	$43,351	(2)	$429	(4)	$114,204
Debt related and securities income	24,642	—		3,910	(5)	28,552

Total Revenue	95,066	43,351		4,339		142,756

EXPENSES:
Rental expense	18,790	8,613	(2)	—		27,403
Depreciation and amortization expense	31,358	—		22,385	(4)	53,743
General and administrative expenses	3,784	—		—		3,784
Asset management fees, related party	8,707	—		4,393	(6)	13,100

Total Expenses	62,639	8,613		26,778		98,030
Operating Income (Loss)	32,427	34,738		(22,439)		44,726
Other Income (Expenses):
Interest income	11,927	—		—		11,927
Interest expense	(34,157)	—		(17,608	)(7)	(51,765)

Net Income (Loss) Before Minority Interests	10,197	34,738		(40,047)		4,888
Minority Interests	868	(196	)(3)	205	(8)	877

NET INCOME (LOSS) FROM CONTINUING OPERATIONS	$11,065	$34,542		$(39,842)		$5,765

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	85,473	—		76,039	(9)	161,512

Diluted	85,493	—		82,520	(9)	168,013

NET INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE
Basic	$0.13					$0.04

Diluted	$0.13					$0.04

The accompanying notes are an integral part of this pro forma condensed consolidated financial statement.

DIVIDEND CAPITAL TOTAL REALTY TRUST INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(1)	Reflects our historical condensed consolidated statements of operations for the nine months ended September 30, 2008 and for the year ended December 31, 2007. Please refer to our historical consolidated financial statements and notes thereto as incorporated by reference in this prospectus.

(2)	The following table sets forth the incremental impact of properties acquired by us during 2007 and 2008. The amounts presented are based on the historical operations of the properties and management’s estimates. Included in rental revenue are base rent, presented on a straight-line basis, and rental expense recoveries. The amounts presented for rental expense include: (i) real estate taxes, (ii) operating expenses, (iii) insurance expense, and (iv) property management fees (amounts in thousands).

Property	Acquisition Date	For the Nine Months Ended September 30, 2008		For the Year Ended December 31, 2007
		Rental Revenue	Rental Expense	Rental Revenue	Rental Expense
40 Boulevard	01/25/07	$—	$—	$93	$79
Bandera Road	02/01/07	—	—	243	72
Washington Commons	02/01/07	—	—	313	138
Southfield	03/20/07	—	—	111	31
Shackleford	03/20/07	—	—	423	126
Commerce Center	03/26/07	—	—	600	17
Veterans	03/26/07	—	—	83	54
Plainfield III	03/28/07	—	—	389	90
Patriot Drive I & II	03/28/07	—	—	645	143
Midpoint Drive	06/15/07	—	—	331	—
Logistics Boulevard (a)	06/15/07	—	—	181	—
DDR JVI Portfolio	05/11/07	—	—	4,829	1,354
Fortune Concourse	05/17/07	—	—	1,727	477
CB Square	06/27/07	—	—	739	164
California Circle	07/10/07	—	—	911	145
Creekside V (a)	06/15/07	—	—	—	74
New England Retail Portfolio (b)	8/1/07-10/18/07	—	—	17,049	2,759
Joyce Blvd	09/28/07	—	—	577	—
Greenwood	10/29/07	—	—	1,582	330
Westport	01/09/08	52	8	2,114	343
DeGuigne	11/21/07	—	—	1,977	304
National Restaurant Portfolio I	09/17/08	594	—	831	—
Riverport Industrial Portfolio	09/17/08	2,187	479	3,063	670
Millennium Financial Center	10/01/08	3,405	932	4,540	1,243
Eden Prairie Office Center (a)	10/03/08	1,336	452	—	—
Austin-Mueller Health Center (a)	12/23/08	—	—	—	—

Total		$7,574	$1,871	$43,351	$8,613

(a)	Includes limited operating results since Logistics Boulevard, Eden Prairie Office Center and the Austin-Mueller Health Center were newly developed properties. Creekside V was vacant until the second quarter of 2007.

(b)	The New England Retail Portfolio consists of 25 retail properties located in the Northeast region. On August 1, 2007, we acquired 22 of the 25 properties included in the New England Retail Portfolio for a total investment of approximately $336.8 million. We acquired the remaining three properties on October 18, 2007 for a total investment of approximately $47.7 million. All 25 properties are included in the pro forma condensed consolidated statements of operations.

(3)	Certain property acquisitions are made through joint ventures entered into by and between wholly-owned subsidiaries of ours and affiliates of various joint venture partners. We consolidate these joint ventures for reporting purposes. Our joint venture partners have ownership interests ranging from 2.5% to 25.0%, and, as a result, our joint venture partners participate in the earnings and losses of their respective joint ventures.

(4)	The following table sets forth the purchase price allocation and the resulting incremental depreciation and amortization of real properties acquired by us in 2007 and 2008. Certain properties are presented with the respective estimated purchase price allocation. However, we do not expect final purchase price allocations to deviate materially from the amounts presented. Pursuant to the purchase price allocation, building and other costs include amounts allocated to intangible in-place lease assets, above-market lease intangible assets and below-market lease intangible liabilities. The net adjustment of amortization of above and below market lease intangible assets and liabilities to rental revenue for the nine months ended September 30, 2008 was a net decrease to rental revenue of approximately $420,000 and a net increase to rental revenue of approximately $429,000 for the year ended December 31, 2007. Amounts in the following table are presented in thousands.

Property	Acquisition Date	Land	Building and Other Costs	Total Costs	Incremental Depreciation and Amortization
					For the Nine Months Ended September 30, 2008	For theYear Ended December 31, 2007
40 Boulevard	01/25/07	$2,611	$11,944	$14,555	$—	$174
Bandera Road	02/01/07	8,221	22,166	30,387	—	87
Washington Commons	02/01/07	9,019	17,436	26,455	—	266
Southfield	03/20/07	1,280	5,354	6,634	—	81
Shackleford	03/20/07	2,900	18,792	21,692	—	168
Commerce Center	03/26/07	5,939	28,970	34,909	—	328
Veterans	03/26/07	2,121	10,987	13,108	—	153
Plainfield III	03/28/07	2,101	19,114	21,215	—	382
Patriot Drive I & II	03/28/07	4,200	28,425	32,625	—	573
DDR JVI Portfolio	05/11/07	48,876	115,265	164,141	—	1,159
Fortune Concourse	05/17/07	16,380	40,463	56,843	—	1,734
Midpoint Drive	06/15/07	1,176	7,899	9,075	—	219
Logistics Boulevard (a)	06/15/07	2,725	28,660	31,385	—	667
Creekside V	06/15/07	764	5,628	6,392	—	162
CB Square	06/27/07	3,768	14,939	18,707	—	254
California Circle	07/10/07	3,659	10,777	14,436	—	907
New England Retail Portfolio (b)	8/1/07-10/18/07	134,258	248,638	382,896	—	8,183
Joyce Blvd	09/28/07	2,699	8,996	11,695	—	263
Greenwood	10/29/07	2,040	20,869	22,909	—	822
DeGuigne	11/21/07	5,841	13,903	19,744	—	1,323
Westport	01/09/08	2,376	23,001	25,377	—	1,126
National Restaurant Portfolio I	09/17/08	3,610	6,063	9,673	115	151
Riverport Industrial Portfolio	09/17/08	4,435	26,451	30,886	1,208	1,610
Millennium Financial Center	10/01/08	12,570	35,706	48,276	873	1,164
Eden Prairie Office Center (a)	10/03/08	7,663	21,767	29,430	265	—
Austin-Mueller Health Center (a)	12/23/08	11,710	33,264	44,974	—	—

Total		$302,942	$825,477	$1,128,419	$2,461	$21,956

(a)	Logistics Boulevard, Eden Prairie Office Center and the Austin-Mueller Health Center were newly developed properties and therefore have limited operating histories. As a result, only partial depreciation and amortization, where applicable, has been included in the periods presented to correspond with the limited operating histories of these properties.

(b)	The New England Retail Portfolio consists of 25 retail properties located in the Northeast region. On August 1, 2007, we acquired 22 of the 25 properties included in the New England Retail Portfolio, and we acquired the remaining three properties on October 18, 2007. All 25 properties are included in the pro forma condensed consolidated statements of operations.

(5)	We have invested in securities and debt related investments, and we have had certain debt related investments repaid to us. These investments include mortgage notes, commercial mortgage backed securities, collateralized debt obligations and preferred equity securities. For pro forma purposes, these investments are assumed to have been made or repaid as of January 1, 2007 resulting in pro forma adjustments to earnings of approximately $1.2 million and $3.9 million for the nine months ended September 30, 2008 and the year ended December 31, 2007, respectively.

(6)	Asset management fees were calculated as if the properties have been managed by our Advisor since January 1, 2007. For real estate assets subject to a product specialist agreement, the asset management fees are equivalent to 0.5% per annum of the aggregate cost (before cash reserves and depreciation) of such assets plus 6.0% of the net operating income derived from such assets. For real estate assets not subject to a product specialist agreement, the management fee equals 0.75% per annum of the aggregate cost (before cash reserves and depreciation) of such assets. For assets included in the New England Retail Portfolio, the management fee equals 0.56% per annum of the aggregate cost (before cash reserves and depreciation) of such assets. Finally, up to 1.0% per annum is charged for asset management fees for the aggregate cost of all securities and debt related investments.

(7)	Interest expense presented was calculated based on the terms of mortgage loans, other secured borrowings and financing obligations as of December 29, 2008. The following table sets forth the calculation for the pro forma adjustments as if these financings were outstanding as of January 1, 2007 (amounts in thousands):

Property	Fixed / Floating	Issuance Date	Rate (1)	Amount	Incremental Interest Expense
					For the Nine Months Ended September 30, 2008	Year Ended December 31, 2007
40 Boulevard	Floating	01/24/07	1.45%	$9,700	$—	$140
Washington Commons	Fixed	02/01/07	5.94%	21,300	—	49
Bandera Road	Fixed	02/01/07	5.46%	21,500	—	67
Shackleford	Fixed	04/02/07	5.80%	13,650	—	182
DCT JV I Portfolio I	Fixed	05/02/07	5.66%	85,000	—	1,526
DDR JVI Portfolio	Fixed	05/11/07	5.51%	110,000	—	2,086
Logistics Boulevard (2)	Fixed	06/30/07	6.00%	16,042	—	479
Fortune Concourse	Floating	05/17/07	1.65%	41,786	—	981
Midpoint Drive	Fixed	06/15/07	5.25%	5,368	—	121
California Circle	Fixed	07/10/07	7.69%	7,377	—	292
DCT JV II Portfolio	Fixed	08/07/07	6.18%	39,725	—	1,437
New England Retail Portfolio (3)	Fixed	10/18/07	6.08%	131,823	1,393	3,849
DeGuigne	Fixed	11/21/07	7.78%	9,649	—	676
DCT JV I Portfolio II	Fixed	6/30/08-9/10/08	5.94%	33,444	1,028	1,986
National Restaurant Portfolio I	Floating	09/17/08	3.55%	6,398	154	227
Westport	Fixed	12/23/08	6.59%	10,750	531	708
Millennium Financial Center	Fixed	10/01/08	5.96%	34,500	1,542	2,056
Eden Prairie Office Center (2)	Fixed	12/23/08	7.00%	15,100	440	—
Austin-Mueller Health Center (2)	Fixed	12/23/08	7.50%	22,700	—	—
Other Secured Borrowings	Floating	Various	1.15%	16,860	139	(181)
Financing Obligations	Floating	Various	5.83%	104,847	(575)	927

Total/Weighted Average				$757,519	$4,652	$17,608

(1)	Interest rates represent weighted average borrowing rates, using the one-month US LIBOR rate, as of the latest practicable date of December 29, 2008.

(2)	Logistics Boulevard, Eden Prairie Office Center and the Austin-Mueller Health Center were newly developed properties and therefore have limited operating histories. As a result, only partial interest expense, where applicable, has been included in the periods presented to correspond with the limited operating histories of these properties.

(3)	The debt financing associated with the New England Retail Portfolio consists of fixed rate debt at rates that vary from 5.24% to 6.76%. On May 19, 2008, we prepaid (i) an interest-only, secured floating-rate senior loan and (ii) an interest-only floating-rate mezzanine loan, each associated with the New England Retail Portfolio. We repaid the total outstanding aggregate principal balance of these loans of approximately $121.9 million at a discount of approximately $10.4 million. This prepayment resulted in adjustments to reduce interest expense for the nine months ended September 30, 2008 and the year ended December 31, 2007. This prepayment has been partially offset by subsequent refinancing associated with properties included in the New England Retail Portfolio.

(8)	Due to our control of the Operating Partnership through our sole general partnership interest and the limited rights of the Operating Partnership’s limited partners, we consolidate the Operating Partnership and limited partner interests are reflected as minority interests. As of the most practicable date, December 29, 2008, we owned approximately 96.1% of our Operating Partnership. As a result, the Operating Partnership’s limited partners participated in the net income and losses of our Operating Partnership.

(9)	For purposes of determining the pro forma weighted average number of common shares outstanding, management determined the number of shares sold as of the most practicable date, December 29, 2008, and since the pro forma consolidated financial information presented assumes all transactions occurred on January 1, 2007, the number of shares outstanding as of December 29, 2008 are assumed to have been outstanding as of January 1, 2007.